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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     December 16, 1998
                                                     --------------------

                          Century Communications Corp.
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             (Exact name of registrant as specified in its charter)

                                     0-16899
                          ----------------------------
                            (Commission File Number)

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
           New Jersey                                  06-1158179
---------------------------------                ----------------------
  (State or other jurisdiction                      (I.R.S. Employer
of incorporation or organization)                Identification Number)
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        50 Locust Avenue
          New Canaan, CT                                 06840
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      (Address of principal                            (Zip Code)
       executive offices)

Registrant's telephone number, including area code     (203) 972-2000
                                                     ------------------

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         (Former name or former address, if changed since last report)

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Item 5. Other Events

          Reference is made to the Press Release of Century Communications Corp. (the "Company"), issued on December 16, 1998, which is attached hereto as
Exhibit 99.1

Item 7. Financial Statement and Exhibits

(c)  Exhibits

The following Exhibit is filed as part of this Current Report on Form 8-K.

99.1  Press Release of the Company, dated December 16, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CENTURY COMMUNICATIONS CORP.

                                  By:    /s/ SCOTT N. SCHNEIDER
                                     ----------------------------------------
                                  Name:  Scott N. Schneider
                                  Title: Chief Financial Officer, Senior Vice
                                         President and Treasurer
                                         (Principal Accounting Officer)

Date: December 22, 1998

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                                  EXHIBIT INDEX



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
Exhibit No.                  Description
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
99.1           Press Release of the Company, dated December 16, 1998.
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